Asset Acquisition (Notes)	12 Months Ended
Dec. 31, 2019
Asset Acquisition [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
12. Asset Acquisition

On January 8, 2018, LENSAR entered into an Asset Purchase Agreement with PES to purchase assets used in PES’ laser-assisted cataract surgery business. The assets purchased include equipment, inventory and PES’ customer contracts. No workforce was transferred as part of the transaction.

The Company assessed the acquisition of PES assets under ASC 805. Under ASC 805, the Company determined that the acquired assets did not constitute a business and that the transaction would be accounted for as an asset acquisition.

The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed at the acquisition date:

(in thousands)	Amount

Equipment and inventory	$848
Fixed assets	67
Intangible assets (customer relationships)	1,845
Total identifiable assets	$2,760

Consideration paid at closing, cash	$1,200
Conversion consideration	920
Contingent consideration	640
Total fair value of consideration	$2,760